                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                    (PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES  EXCHANGE ACT OF 1934)


                                December 31, 1996
               (Date of Report (Date of Earliest Event Reported))


                  GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                           2741                 95-4578632
(State or other jurisdiction of        (Primary Standard       (I.R.S. Employer
 incorporation or organization)    Industrial Classification    Identification
                                         Code Number)               Number)


                               5548 Lindbergh Lane
                          Bell, California  90201-6410
                                 (213) 980-4300
    (Address, including ZIP code, and telephone number, including area code, of registrant's principal executive offices)

ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 31, 1996, Global One Distribution & Merchandising Inc. (the "REGISTRANT") consummated the sale of its 51%-owned subsidiary, Stanley DeSantis, Inc. ("SDI"), pursuant to a redemption of all of the SDI stock held by the Registrant's wholly owned subsidiary, OSP Publishing, Inc. (the "SDI STOCK"). Following the redemption, Stanley DeSantis, SDI's President and the owner of the remaining 49%, was the sole stockholder of SDI.

     In consideration of the SDI Stock and repayment of amounts due from SDI, the Registrant will receive an aggregate of $1.575 million, $417,000 of which was paid upon the redemption and $1,158,000 of which is payable on or before February 28, 1997 pursuant to a promissory note. The promissory note is secured by the SDI Stock. The consideration for the SDI Stock was based upon a formula relating to SDI's prior four years of operating income established pursuant to the agreement under which the Registrant acquired SDI.

     SDI designs and markets T-shirts, sweatshirts, mugs, hats and other apparel to department and specialty stores and other retail outlets, including mass merchants, based on both licensed and non-licensed designs.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.                           Page No.
                                                                       --------

     (a)  Financial Statements of Businesses Acquired.

          Audited Financial Statements for OSP Publishing, Inc.
          and Kelly Russell Studios, Inc. at December 31, 1995 and for the three years then ended are incorporated herein by reference from Registrant's Registration Statement on Form S-4 (333-4655).

     (b)  Pro Forma Financial Statements.

          Unaudited Pro Forma Condensed Consolidated Balance Sheet
          at September 30, 1996. . . . . . . . . . . . . . . . . . . . . . . . 6

          Unaudited Pro Forma Condensed Consolidated Statements of
          Operations for the nine months ended September 30, 1996 and the year ended December 31, 1995 . . . . . . . . . . . . . . . . . . 8

          Notes to Unaudited Pro Forma Condensed Consolidated
          Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .10


     (c)  Exhibits

          Exhibit No.              Description                         Page No.
          -----------              -----------                         --------
          2.1                 Agreement for Purchase and Sale
                              of Stock of Stanley DeSantis, Inc.,
                              dated December 31, 1996

          2.2                 Promissory Note,
                              dated December 31, 1996
                              by Stanley DeSantis, Inc. in favor
                              of OSP Publishing, Inc.

          2.3                 Limited Continuing Guaranty,
                              dated December 31, 1996 by
                              Stanley DeSantis in favor of
                              OSP Publishing, Inc.

          2.4                 Security Pledge Agreement,
                              dated December 31, 1996

          2.5                 Management Consulting Agreement,
                              dated December 31, 1996 between
                              OSP Publishing, Inc. and
                              Stanley DeSantis, Inc.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


          The following unaudited pro forma condensed consolidated financial information gives effect to the acquisition of Kelly Russell Studios, Inc. ("KRSI") and the disposition of Stanley DeSantis, Inc. ("SDI") (collectively, "the Transactions"). The acquisition of Kelly Russell Studios, Inc. was completed on August 28,1996, and therefore the historical financial statements of Global One Distribution & Merchandising Inc. (the "Company") reflect the operating results subsequent to that date. The unaudited pro forma financial statements give effect to the Transactions as if they had occurred as of January 1, 1995 for the unaudited pro forma condensed consolidated statement of operations and other financial data and as of September 30, 1996 for purposes of the unaudited pro forma condensed consolidated balance sheet.


          The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to present the actual financial position or results of operations of the Registrant had the transactions and events assumed therein in fact occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The following Unaudited Pro Forma Condensed Consolidated Statements of Operations do not reflect cost savings that may result from the transactions. The Unaudited Pro Forma Condensed
Consolidated Financial Statements are based on certain assumptions and adjustments described in the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements and should be read in conjunction therewith.

                     GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.
              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               AS OF SEPTEMBER 30, 1996
                        (IN THOUSANDS, EXCEPT PER SHARE DATA)

    The following Unaudited Pro Forma Condensed Consolidated Balance Sheet sets forth the historical balance sheet information for the Company which includes the acquisition of KRSI which occurred August 28, 1996 and the sale of the 49% ownership interest in the stock of Stanley DeSantis, Inc. which was disposed of on December 31, 1996.


                                                  ASSETS

                                                      HISTORICAL     HISTORICAL     PRO FORMA     PRO FORMA
                                                       COMPANY          SDI        ADJUSTMENTS     ADJUSTED
                                                      ----------     -----------   -----------   ----------
CURRENT ASSETS:

    Cash and Cash Equivalents
    Accounts receivable - trade, net of allowance
     for doubtful accounts and returns                 $ 3,746        $  430        $   (56) (6) $ 3,260
    Inventories (Note 2)                                 5,132         2,467                       2,665
    Prepaid royalty advances                               917           152                         765
    Prepaid expenses and other current assets              776             2           1,560 (6)   2,334
    Deferred income tax asset                            1,123            34                       1,089

                                                       ---------      --------      ----------   ----------
         Total current assets                           11,694         3,085           1,504      10,113


PROPERTY AND EQUIPMENT, Net                              1,262            55                       1,207
GOODWILL, Net                                            4,481 (5)                                 4,481
DEPOSITS                                                   261            13                         248
                                                       ---------      --------      ----------   ----------

TOTAL                                                 $ 17,698       $ 3,153        $  1,504    $ 16,049
                                                       ---------      --------      ----------   ----------
                                                       ---------      --------      ----------   ----------

See notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                     GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.
               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               AS OF SEPTEMBER 30, 1996
                        (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                    LIABILITIES AND SHAREHOLDERS' EQUITY

                                                      HISTORICAL     HISTORICAL     PRO FORMA     PRO FORMA
                                                       COMPANY          SDI        ADJUSTMENTS    ADJUSTED
                                                     ------------    -----------  ------------   ----------
CURRENT LIABILITIES:


    Accounts payable                                  $  4,520       $ 1,233        $    (60) (6) $  3,227
    Accrued expenses                                     1,585           633                           952
    Royalties payable                                    1,695             5                         1,690
    Intercompany payable                                                 239             239  (6)        0
    Due to customers                                       294             0                           294
    Income taxes payable                                    86             7             450  (6)      529
    Current maturities of:
       Capitalized lease obligations                        84                                          84
       Subordinated long-term debt                         675                                         675
                                                       ---------      --------      ----------   ----------
                  Total current liabilities              8,939         2,117             629         7,451


REVOLVING LINE OF CREDIT                                 3,430                                       3,430
CAPITALIZED LEASE OBLIGATIONS                               88                                          88
SHAREHOLDER LOAN                                         1,100                                       1,100
SUBORDINATED LONG-TERM DEBT                              1,732                                       1,732
MINORITY INTEREST                                          508                          (508) (6)        0
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
    Common stock                                           130            50                            80
    Additional paid-in capital                           9,484           300                         9,184
    Accumulated deficit                                 (7,713)          686           1,383  (6)   (7,016)
                                                       ---------      --------      ----------   ----------
                  Total stockholders' equity             1,901         1,036           1,383         2,248
                                                       ---------      --------      ----------   ----------

TOTAL                                                 $ 17,698       $ 3,153       $   1,504      $ 16,049
                                                       ---------      --------      ----------   ----------
                                                       ---------      --------      ----------   ----------

See notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                     GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                         NINE MONTHS ENDED SEPTEMBER 30, 1996
                        (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                        HISTORICAL      HISTORICAL    HISTORICAL        PRO FORMA    PRO FORMA
                                                           COMPANY         KRSI           SDI         ADJUSTMENTS     ADJUSTED
                                                         ----------     -----------   ------------   -------------   ----------
Net sales                                               $ 29,328       $  1,828      $  13,312                       $ 17,844
Cost of sales                                             19,517          1,242          9,715                         11,044
                                                         ----------     -----------   ------------   -------------   ----------
Gross profit                                               9,811            586          3,597              0           6,800

Operating expenses:
   Warehouse and selling                                   7,896              0          1,373              0           6,523
   General and administrative                              4,889          2,280          2,731            326   (1)     4,764
                                                         ----------     -----------   ------------   -------------   ----------
       Total operating expenses                           12,785          2,280          4,104            326          11,287
                                                         ----------     -----------   ------------   -------------   ----------

Operating loss                                            (2,974)        (1,694)          (507)          (326)         (4,487)
Interest expense                                             994             41            201              -             834
                                                         ----------     -----------   ------------   -------------   ----------

Loss before income taxes and minority interest            (3,968)        (1,735)          (708)          (326)         (5,321)
Income tax benefit                                        (1,186)             -           (283)             -            (903)
                                                         ----------     -----------   ------------   -------------   ----------

Loss before minority interest                             (2,782)        (1,735)          (425)          (326)         (4,418)
Minority interest in loss of subsidiary                      209              -              -           (209)  (2)         0
                                                         ----------     -----------   ------------   -------------   ----------

   Net loss                                             $ (2,573)      $ (1,735)     $    (425)     $    (535)       $ (4,418)
                                                         ----------     -----------   ------------   -------------   ----------
                                                         ----------     -----------   ------------   -------------   ----------



Pro forma net income (loss) data:
   Loss before income taxes, as reported                $ (3,968)      $ (1,735)     $    (708)     $    (326)       $ (5,321)
   Pro forma benefit for income taxes                       (794) (3)         -              -                           (794) (3)
   Minority interest in loss of subsidiary                   209              -              -           (209)              -
                                                         ----------     -----------   ------------   -------------   ----------

            Pro forma net loss                          $ (2,965)      $ (1,735)     $    (708)     $    (535)       $ (4,528)
                                                         ----------     -----------   ------------   -------------   ----------
                                                         ----------     -----------   ------------   -------------   ----------

Pro forma income (loss) per share:
   Loss from operations                                 $  (0.35)      $  (0.19)     $   (0.08)     $   (0.04)       $  (0.35)
   Minority interest in loss of subsidiary                  0.02              -              -          (0.02)              -
                                                         ----------     -----------   ------------   -------------   ----------

       Pro forma net loss                               $  (0.33)      $  (0.19)     $   (0.08)     $   (0.06)       $  (0.35)
                                                         ----------     -----------   ------------   -------------   ----------
                                                         ----------     -----------   ------------   -------------   ----------

   Weighted average shares outstanding                     8,944          8,944          8,944          8,944          13,011 (4)
                                                         ----------     -----------   ------------   -------------   ----------
                                                         ----------     -----------   ------------   -------------   ----------

See notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                     GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                             YEAR ENDED DECEMBER 31, 1995
                        (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                        HISTORICAL      HISTORICAL     HISTORICAL      PRO FORMA      PRO FORMA
                                                          COMPANY          KRSI            SDI         ADJUSTMENTS     ADJUSTED
                                                        -----------     -----------    -----------    ------------   -----------
Net sales                                              $  38,228       $  2,814       $ 10,140                      $ 30,902
Cost of sales                                             21,647          2,553          6,802                        17,398
                                                        -----------     -----------    -----------    ------------   -----------

Gross profit                                              16,581            261          3,338              0         13,504
                                                        -----------     -----------    -----------    ------------   -----------

Operating expenses:
   Warehouse and selling                                  10,201              0          1,219              0          8,982
   General and administrative                              4,971          2,094          1,185            435 (1)      6,315
                                                        -----------     -----------    -----------    ------------   -----------
   Total operating expenses                               15,172          2,094          2,404            435         15,297
                                                        -----------     -----------    -----------    ------------   -----------

Operating income (loss)                                    1,409         (1,833)           934           (435)        (1,793)
Interest expense                                             841              7            165              -            683
                                                        -----------     -----------    -----------    ------------   -----------

Income (loss) before income taxes and min. int.
 and extraordinary item                                      568         (1,840)           769           (435)        (2,476)
Income tax (benefit) provision                               (77)             -            213              -           (290)
                                                        -----------     -----------    -----------    ------------   -----------

Income (loss) before minority interest and
 extraordinary item                                          645         (1,840)           556           (435)        (2,186)
Minority interest in (income) of subsidiary                 (243)             -              -            243 (2)          0
                                                        -----------     -----------    -----------    ------------   -----------

Net income (loss) before extraordinary item            $     402       $ (1,840)      $    556       $   (192)      $ (2,186)
                                                        -----------     -----------    -----------    ------------   -----------
                                                        -----------     -----------    -----------    ------------   -----------


Pro forma net income (loss) data:
   Income (loss) before income taxes                   $     568       $ (1,840)      $    769       $   (435)      $ (2,476)
   Pro forma provision for income taxes                      114 (3)          -              -              -            114 (3)
   Minority interest in (income) of subsidiary              (243)             -              -            243              -
                                                        -----------     -----------    -----------    ------------   -----------

       Pro forma net income (loss) before
        extraordinary item                             $     211       $ (1,840)      $    769       $   (192)      $ (2,590)
                                                        -----------     -----------    -----------    ------------   -----------
                                                        -----------     -----------    -----------    ------------   -----------

Pro forma income (loss) per share:
   Income (loss) from operations                       $    0.03       $  (0.14)      $   0.06       $  (0.03)      $  (0.20)
   Minority interest in (income) of subsidiary              0.02              -              -           0.02              -
                                                        -----------     -----------    -----------    ------------   -----------

       Pro forma net income (loss) before
        extraordinary item                             $    0.01       $  (0.14)      $   0.06       $  (0.01)      $  (0.20)
                                                        -----------     -----------    -----------    ------------   -----------
                                                        -----------     -----------    -----------    ------------   -----------

   Weighted average shares outstanding                    13,011         13,011         13,011         13,011         13,011 (4)
                                                        -----------     -----------    -----------    ------------   -----------
                                                        -----------     -----------    -----------    ------------   -----------

See notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                             NOTES TO UNAUDITED PRO FORMA
                     CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                          (IN THOUSANDS, EXCEPT SHARE DATA)


(1) Represents amortization of the excess of purchase price of KRSI over the net assets acquired assuming a ten year life.


(2) Represents the adjustment to eliminate the allocation of SDI's profit
    (loss) to the minority shareholder.


(3) Assumes pro forma treatment of income taxes for OSP being treated as a C Corporation.


(4) Assumes for all periods presented the issuance of 2,041,189 shares of Global One Common Stock to effect the KRSI merger, as well as 4,328,238 shares sold in the private placement which was completed August 28, 1996 with gross proceeds of $6.7 million.


(5) The acquisition of Kelly Russell Studios, Inc. was accounted for as a purchase, applying the provisions of Accounting Principles Board Opinion No. 16. The total purchase cost was allocated to KRSI's assets and liabilities based on their relative fair values as of August 28, 1996. The purchase cost plus the net liabilities assumed has been allocated to goodwill.


         Purchase cost of equity                                      $  3,062
         Plus OSP's portion of costs associated with the merger            551
         Plus net liabilities acquired at August 28, 1996, including
              KRSI's portion of costs of the Merger totaling $528          741
                                                                       ---------
              Cost in excess of net liabilities acquired              $  4,354
                                                                       ---------
                                                                       ---------

     The costs associated with the merger of KRSI and private placement offering consisted principally of legal and accounting fees for KRSI and OSP, printing costs and investment banking costs. These costs have been allocated between the cost of new equity, acquistion of KRSI and KRSI's costs of selling its business which were expensed by KRSI.


(6) Represents the sale of the 51%-owned subsidiary, SDI. The sale was completed on December 31, 1996, for total consideration of $1.575 million, which includes repayment of amounts due from SDI. The first payment of $417 was received on December 31, 1996 and was held in a trust account of the attorney and the second payment of $1.158 million, evidenced by a secured promissory note, is to be paid on or before February 28, 1997.
     The total consideration was allocated as follows:

               Intercompany receivable from SDI                       $    239
               Accounts receivable from SDI                                 56
               Payment of attorney fees                                     15
               Accounts payable to SDI                                     (60)

               Elimination of minority interest                           (508)
               Income taxes payable                                        450
               Gain on sale of stock                                     1,383
                                                                     -----------
               Total                                                  $  1,575
                                                                     -----------
                                                                     -----------

                                 SIGNATURES


Under the requirements of the Securities Exchange Act of 1934, Global One Distribution & Merchandising Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 15, 1997


                                   GLOBAL ONE DISTRIBUTION
                                   & MERCHANDISING INC.

                                   By:  /s/ WALTER M. LACHER
                                       ---------------------
                                        Walter M. Lacher

                                EXHIBIT INDEX


          Exhibit No.              Description                          Page No.
          -----------              -----------                          --------
          2.1                 Agreement for Purchase and Sale
                              of Stock of Stanley DeSantis, Inc.,
                              dated December 31, 1996

          2.2                 Promissory Note,
                              dated December 31, 1996
                              by Stanley DeSantis, Inc. in favor
                              of OSP Publishing, Inc.

          2.3                 Limited Continuing Guaranty,
                              dated December 31, 1996 by
                              Stanley DeSantis in favor of
                              OSP Publishing, Inc.

          2.4                 Security Pledge Agreement,
                              dated December 31, 1996

          2.5                 Management Consulting Agreement,
                              dated December 31, 1996 between
                              OSP Publishing, Inc. and
                              Stanley DeSantis, Inc.


                                      12